Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2021

Supplement Dated October 28, 2021

On September 13, 2021, the Board of Trustees of the Ivy Variable Insurance Portfolios announced that the name of the Delaware Ivy VIP Small Cap Core, Class II portfolio (the “Portfolio”) will change to Delaware Ivy VIP Smid Cap Core, Class II effective on or about November 15, 2021. This name change is applicable to all references to the Portfolio and its associated Subaccount Investment Option in your prospectus and supporting materials.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2588 10-21